First Financial Northwest, Inc.

February 2022

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; legislative and regulatory changes; and other factors that can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Senior Management Team

Over 32 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	9	32
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	8	36
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	18	21
Dalen D. Harrison	SVP, Chief Banking Officer (FFNWB)	8	41
Simon Soh	SVP, Chief Credit Officer (FFNWB)	11	34

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $16.50 (1/28/2022)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Western Washington along I-5 & I-405 corridors (outside Seattle)
- **Primary focus on King, Snohomish and Pierce counties**

Key Financial Ratios

Reducing the cost of funds through our expanded network

	Quarter Ended				
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020
Performance Ratios [1]					
Return on assets	0.76%	0.88%	1.07%	0.73%	0.77%
Return on equity	6.79	7.84	9.54	6.42	6.76
Equity-to-total assets	11.07	11.21	11.30	11.08	11.26
Net interest margin	3.40	3.33	3.36	3.31	3.29
Efficiency ratio	68.62	67.26	66.92	70.63	68.55
Noninterest expense/average total assets	2.42	2.30	2.31	2.36	2.46
Capital Ratios [2]					
Tier 1 leverage ratio	10.34%	10.19%	10.15%	10.15%	10.29%
Total capital ratio	15.48	15.50	15.70	15.62	15.57
Asset Quality Ratios					
Nonperforming assets/total assets	0.00%	0.00%	0.03%	0.17%	0.18%
ALLL as a percent of total loans	1.40	1.35	1.35	1.39	1.36
Yields and Costs					
Yield on loans [1]	4.44%	4.54%	4.64%	4.66%	4.61%
Cost of funds [1]	0.55	0.64	0.75	0.91	1.07

(1) Calculated on an annualized basis.
(2) First Financial Northwest Bank only.

Consolidated Results

	Quarter Ended				
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020
	(Dollars in thousands, except share data)				
Net interest income	$ 11,576	$ 11,391	$ 11,267	$ 10,746	$ 10,650
Provision (recapture of) for loan losses	600	100	(700)	300	600
Net interest income after provision (recapture of) for loan losses	10,976	11,291	11,967	10,446	10,050
Total noninterest income	1,126	999	972	764	1,654
Total noninterest expense	8,716	8,333	8,190	8,129	8,435
Income before federal income tax provision	3,386	3,957	4,749	3,081	3,269
Federal income tax provision	643	758	939	584	622
Net income	$ 2,743	$ 3,199	$ 3,810	$ 2,497	$ 2,647
Total assets	$ 1,426,329	$ 1,440,202	$ 1,430,703	$ 1,430,226	$ 1,387,669
Book value per share	$ 17.30	$ 17.03	$ 16.75	$ 16.35	$ 16.05
Tangible book value per share [1]	17.13	16.86	16.58	16.17	15.88

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation to the nearest GAAP equivalent.

Top 10 States in Population Growth (#)

Top 10 States in Numeric Growth, 2018 to 2019

Rank	Geographic Area	April 1, 2010 (Estimates Base)	July 1, 2018	July 1, 2019	Numeric Growth
1	Texas	25,146,091	28,628,666	28,995,881	367,215
2	Florida	18,804,564	21,244,317	21,477,737	233,420
3	Arizona	6,392,288	7,158,024	7,278,717	120,693
4	North Carolina	9,535,751	10,381,615	10,488,084	106,469
5	Georgia	9,688,729	10,511,131	10,617,423	106,292
6	Washington	6,724,540	7,523,869	7,614,893	91,024
7	Colorado	5,029,319	5,691,287	5,758,736	67,449
8	South Carolina	4,625,366	5,084,156	5,148,714	64,558
9	Tennessee	6,346,276	6,771,631	6,829,174	57,543
10	Nevada	2,700,677	3,027,341	3,080,156	52,815

Source: U.S. Census Bureau

Local Economy

Largest Office Tenants in the Seattle Metro Area as of August 2021

Company	Square Feet Occupied*
BOEING	23.35 million
amazon	17.48 million
Microsoft	8.21 million
COSTCO WHOLESALE	4.45 million
Starbucks	2.60 million
NORDSTROM	2.40 million
facebook	1.93 million
Google	1.61 million
T-Mobile	1.57 million

In a pandemic world, Tech Giants still believe in physical office space

amazon

Detailed plans in September 2020 to build or lease space for 25,000 employees in Bellevue by 2025

facebook

Purchased a new 400,000-square-foot campus developed by REI in Bellevue's Spring District in September 2020

Google

Plans for two new campuses totaling 760,000 square feet in addition to its existing 375,000-square-foot campus in Kirkland.

Apple Inc.

Debuted 624,000 square feet in Seattle in April 2021 to house teams working on AI and machine learning as well as in its iCloud division; expects to double local headcount to 2,000

*Includes office, industrial, retail and residential spaces, if any

Source: Office Occupiers, *Puget Sound Business Journal*, August 13-19, 2021

Market Area



Arlington
Camano
Smokey Point
Tulalip I.R.
Marysville
Lake Stevens
Everett
Puget Sound
Mukilteo
Mill Creek
Lynnwood
Clearview
Edmonds
522
Port Madison I.R.
Shoreline
Bothell
Woodinville
405
5
Kirkland
Redmond
Silverdale
3
Seattle
Bellevue
Sammamish
Bremerton
Mercer Island
90
Issaquah
509
Shorewood
Burien
Renton
18
SeaTac
Des Moines
Kent
167
Gig Harbor
Federal Way
16
Auburn
Tacoma
Shelton
University Place
Enumclaw

Puget Sound Region of Western Washington along I-5 & I-405 corridors (outside Seattle)

Primary focus on King, Snohomish, Pierce and, to a lesser extent, Kitsap counties

Suburban Strategy – Surround Seattle and Bellevue Proper

Office Experience

Cost-Efficient, Technology-Centered Branch Concept





First Financial
Northwest Bank



First Financial
Northwest Bank

Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
Google Maps
First Financial
Northwest Bank

Edmonds
Arts & Culture Calendar

Deposit Composition

*Excludes bank-owned and brokered deposits**


12/31/2021
$23.1 M
2.0%
$215.7 M
18.6%
$294.1 M
25.4%
$624.5 M
54.0%
CDs
MMAs
Checking
Savings

Total Deposits: $1.16B


12/31/2020
$19.2M
1.8%
$199.5M
18.2%
$409.6M
37.4%
$465.4M
42.6%
CDs
MMAs
Checking
Savings

Total Deposits: $1.09B


12/31/2019
$118.7M
12.6%
$17.4M
1.9%
$425.1M
45.3%
$377.8M
40.2%
CDs
MMAs
Checking
Savings

Total Deposits: $939.1M


12/31/2012
$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M

*Brokered deposits were none at December 31, 2021, and December 31, 2020; $94.5M at December 31, 2019; and none at December 31, 2012.

Checking Deposits

Expansion strategy supports growth in lower-cost deposits



In thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Implemented branch expansion strategy with Mill Creek office in 2015
$22,158
$8,700
$13,458
$20,206
$6,013
$14,193
$22,098
$6,154
$15,944
$36,090
$10,619
$25,471
$35,106
$14,354
$20,752
$45,653
$29,392
$16,261
$51,954
$33,422
$18,532
$83,658
$45,434
$38,224
$86,187
$46,108
$40,079
$228,535
$52,849
$65,897
$199,467
$91,285
$108,182
$215,658
$117,751
$97,907
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Interest-bearing demand deposits
Noninterest-bearing demand deposits

Expansion Strategy

Consistent growth of de novo and acquired offices

Branch type	Number	Year(s) opened	Deposits (in thousands)						
			12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Legacy	1	1923	$ 674,624	$ 668,335	$ 643,363	$ 616,125	$ 597,732	$ 605,080	$ 602,947
De Novo	10	2015 – 2021	310,278	283,683	209,457	144,153	93,262	36,908	6,309
Acquired*	4	2017	172,572	141,615	86,242	80,929	73,020	–	–
Deposits	**15**		**$ 1,157,474**	**1,093,633**	**939,062**	**841,207**	**764,014**	**641,988**	**609,256**
Brokered Deposits	–		–	–	94,472	97,825	75,488	75,488	66,151
Total Deposits			**$ 1,157,474**	**$ 1,093,633**	**$ 1,033,534**	**$ 939,032**	**$ 839,502**	**$ 717,476**	**$ 675,407**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $3,000 at December 31, 2021; $12,000 at December 31, 2020; $28,000 at December 31, 2019; $58,000 at December 31, 2018; and $107,000 at December 31, 2017.

Office Expansion Strategy

Issaquah Office Opened March 1, 2021

Location	County	Type	Opened	Deposits (in thousands)				
				12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Renton	King	HQ	1923	$ 674,624	$ 673,056	$ 683,805	$ 678,510	$ 668,335
Mill Creek	Snohomish	*De Novo*	Q3 2015	35,989	36,064	34,476	33,322	31,464
Edmonds	Snohomish	*De Novo*	Q1 2016	72,218	72,102	75,845	78,172	76,956
The Landing Renton	King	*De Novo*	Q3 2016	37,134	42,342	38,910	34,539	30,653
Crossroads/Bellevue	King	*De Novo*	Q2 2017	92,577	89,723	78,962	90,486	79,856
Woodinville*	King	Acquired	Q3 2017	36,015	36,572	36,251	37,064	34,842
Clearview/Snohomish*	Snohomish	Acquired	Q3 2017	38,004	35,595	36,489	35,212	36,317
Lake Stevens*	Snohomish	Acquired	Q3 2017	49,956	41,944	38,091	36,979	30,573
Smokey Point/Arlington*	Snohomish	Acquired	Q3 2017	48,597	40,131	41,058	40,272	39,883
Bothell	King	*De Novo*	Q2 2018	14,013	14,900	13,920	13,203	12,701
Kent Station	King	*De Novo*	Q1 2019	34,722	36,165	38,438	37,531	37,783
Kirkland	King	*De Novo*	Q4 2019	12,653	12,908	12,157	12,719	9,105
University Place	Pierce	*De Novo*	Q1 2020	1,600	1,611	1,685	1,808	2,185
Gig Harbor	Pierce	*De Novo*	Q4 2020	3,030	2,551	2,315	3,151	2,980
Issaquah	King	*De Novo*	Q1 2021	6,342	6,072	1,900	687	–
Brokered Deposits				–	–	–	–	–
			Total	$ 1,157,474	$ 1,141,736	$ 1,134,302	$ 1,133,655	$ 1,093,633

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $3,000 at December 31, 2021; $5,000 at September 30, 2021; $7,000 at June 30, 2021; $10,000 at March 31, 2021; and $12,000 at December 31, 2020.

Noninterest Expense to Average Total Assets

Pausing expansion to focus on growing relationships and improving efficiency through existing branch network



2.35%
2.57%
2.42%
2.34%
2.34%
2.44%
2.33%
2.49%
2.48%
2.28%
2.24%
2.40%
2.51%
2.33%
2.26%
2.46%
2.36%
2.31%
2.30%
2.42%
Washington State median = 2.59%*
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

*The median overhead to average assets for FDIC-insured institutions headquartered in Washington state.
Source: FDIC State Profile – Washington, Third Quarter 2021.

Interest Rate Risk Management

Net Interest Income Change at September 30, 2021		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 45,842	3.19%
+200	44,837	0.93
+100	44,270	(0.34)
Base	44,423	–
(100)	43,878	(1.23)

Net Interest Income Change at September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	(9.81)%
+200	32,553	(6.46)
+100	33,734	(3.07)
Base	34,802	–
(100)	35,465	1.91

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2021, and September 30, 2016, respectively, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for the various assumptions used in this modeling.

Total Loan Portfolio

12/31/2021
Net loans receivable $1.10B



CRE
$419.4 M
37.5%
1-4 Family
$385.1 M
34.4%
PPP
$10.8 M
1.0%
Business & Consumer
$80.6 M
7.1%
Multifamily
$130.1 M
11.6%
Construction/Land
$93.5 M
8.4%

Concentrations of credit*

Construction loans as % of total capital – 59.7%

Non-owner occupied commercial real estate as % of total capital – 384.0%

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

9/30/2021
Net loans receivable $1.10B



CRE
$392.4 M
35.0%
1-4 Family
$382.7 M
34.3%
PPP
$22.4 M
2.0%
Business & Consumer
$74.9 M
6.7%
Multifamily
$143.8 M
12.9%
Construction/Land
$101.3 M
9.1%

12/31/2020
Net loans receivable $1.10B



CRE
$385.3 M
34.5%
1-4 Family
$382.0 M
34.2%
PPP
$41.3 M
3.7%
Business & Consumer
$80.0 M
7.1%
Multifamily
$136.7 M
12.2%
Construction/Land
$92.2 M
8.3%

Loan Production

Q4 2021

Excludes purchased and participation loans



Multifamily
$2.3 M
2.3%
Construction/Land
$14.0 M
14.1%
Business & Consumer
$0.3 M
0.3%
CRE
$47.1 M
47.2%
1-4 Family
$36.0 M
36.1%

Loan Originations: $99.7M

Nonperforming Loans & Assets

The sole nonperforming loan at the beginning of 2021, a $2.0M multifamily property in foreclosure, was purchased by King County in Q2 2021 to support its homeless housing initiative



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.65%
0.57%
0.55%
0.43%
0.58%
0.49%
0.49%
0.46%
0.44%
0.29%
0.17%
0.15%
0.01% 0.05% 0.01% 0.05% 0.01% 0.05% 0.01% 0.04%
0.20% 0.20% 0.19% 0.19% 0.18% 0.19% 0.19% 0.18% 0.18% 0.17%
0.00% 0.03% 0.00% 0.00% 0.00% 0.00%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Nonperforming assets remain at zero in Q4 2021
Nonperforming loans as a percent of total loans
Nonperforming assets as a percent of total assets
Nonperforming assets (including TDRs) as a percent of total assets, as reported by S&P Global

Historical Industry Annual Net Charge-Off Rates



5.8%
-0.2%
5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.3%
1.3%
1.0%
0.3%
0.5%
0.6%
0.1%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
Annual Net Charge-Off Rates (1990 - 2020)	0.32%	0.35%	0.91%	1.00%	0.56%

Source: Compiled from FDIC Quarterly Banking Profile statistics

Stock Ownership Summary

Approximately 41% Institutional / 3% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	817,817	-621	8.75%	13,387,664	09-30-2021	13F
Renaissance Technologies LLC	619,508	-22,237	6.63%	10,141,346	09-30-2021	13F
The Vanguard Group, Inc.	345,154	-4,721	3.69%	5,650,171	09-30-2021	13F
BlackRock Institutional Trust Company, N.A.	310,676	-50,906	3.32%	5,085,766	09-30-2021	13F
M3F, Inc.	289,906	-93,318	3.10%	4,745,761	09-30-2021	13F
BHZ Capital Management, LP	168,434	0	1.80%	2,757,265	09-30-2021	13F
BlackRock Financial Management, Inc.	149,949	-1,047	1.60%	2,454,665	09-30-2021	13F
Brandywine Global Investment Management, LLC	111,646	-1,300	1.19%	1,827,645	09-30-2021	13F
Bridgeway Capital Management, LLC	109,752	0	1.17%	1,796,640	09-30-2021	13F
AllianceBernstein L.P.	93,391	63,834	1.00%	1,528,811	09-30-2021	13F
BofA Global Research (US)	82,307	-5,056	0.88%	1,347,366	09-30-2021	13F
BlackRock Investment Management (UK) Ltd.	76,097	-46	0.81%	1,245,708	09-30-2021	13F
Acadian Asset Management LLC	72,383	-6,537	0.77%	1,184,910	09-30-2021	13F
Mariner Wealth Advisors	70,901	0	0.76%	1,160,649	09-30-2021	13F
Geode Capital Management, L.L.C.	66,002	6,059	0.71%	1,080,453	09-30-2021	13F
Seizert Capital Partners, L.L.C.	59,195	3,761	0.63%	969,022	09-30-2021	13F
PL Capital, LLC	50,000	0	0.53%	818,500	09-30-2021	13F
Arbiter Partners Capital Management, LLC	46,893	0	0.50%	767,638	09-30-2021	13F
Newton Investment Management North America, LLC	42,700	42,700	0.46%	698,999	09-30-2021	13F
Baird Investment Management	40,203	-3,469	0.43%	658,123	09-30-2021	13F
Top 10 Insiders	**Position**	**Pos Change**	**% O/S**	**Mkt Val**	**Date**	**Source**
First Financial Northwest, Inc. ESOP	964,265	0	9.95%	14,608,614	12-31-2020	13G
First Financial Northwest Foundation	910,000	0	9.39%	13,786,500	12-31-2020	13D
Lee Joann E	99,610	2,016	*	1,630,616	09-29-2021	Form 4
Soh Simon	81,997	0	*	1,342,291	04-12-2021	Proxy
Clariza Ronnie J	69,563	0	*	1,138,746	04-12-2021	Proxy
Kiley Joseph W III	57,986	0	*	949,231	04-29-2021	Form 4
Jacobson Richard P	52,322	0	*	856,511	04-12-2021	Proxy
Harrison Dalen D	37,426	2,000	*	612,664	08-16-2021	Form 4
Riccobono Richard M	21,471	2,016	*	351,480	09-29-2021	Form 4
Molvar Roger H	13,313	2,016	*	217,934	09-29-2021	Form 4

Source: Nasdaq, SEC Edgar Filings and company reports.

*Less than 2% of shares outstanding

**Blackrock, Inc. reported an aggregate of 562,697 shares, 6.0% of outstanding shares, beneficially owned by subsidiaries as of September 30, 2021.

Total Return – FFNW vs. KRX

12/31/2012 to 1/28/2022



220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
+178%
+165%
KRX (+178%)
FFNW (+165%)

Source: S&P Global

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.

Note II: The total return of the KRX is calculated by using the median total return of all constituents.

Stock Repurchase Plan

- The Company repurchased 392,322 shares at an average price of $16.88 per share during the quarter ended December 31, 2021
- A total of 704,950 shares, or approximately 7.2% of shares outstanding, were repurchased at an average price of $16.11 per share in 2021
- Approximately 39,000 of the 476,000 shares authorized remain available for repurchase under the current plan expiring February 15, 2022
- Open market or privately negotiated transactions in accordance with SEC Rule 10b-18

FFNW Historical Share Repurchase


2013
Shares Rep.:
2,728,018
Shares Rep. /
ADTV: 47.9x
2014
Shares Rep.:
1,594,033
Shares Rep. /
ADTV: 34.4x
2015
Shares Rep.:
1,521,817
Shares Rep. /
ADTV: 38.5x
2016
Shares Rep.:
2,864,389
Shares Rep. /
ADTV: 64.7x
2017
Shares Rep.:
326,800
Shares Rep. /
ADTV: 11.3x
2018
Shares Rep.:
203,900
Shares Rep. /
ADTV: 7.9x
2019
Shares Rep.:
479,052
Shares Rep. /
ADTV: 31.5x
2020
Shares Rep.:
544,626
Shares Rep. /
ADTV: 23.2x
2021
Shares Rep.:
704,950
Shares Rep. /
ADTV: 24.6x
Discount to Tangible Book Value
Discount to VWAP
Discount to Tangible Book Value
Shares Repurchased (mm)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Stock Price
2013
2014
2015
2016
2017
2018
2019
2020
2021
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Disc.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	47.9x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019	479,052	$15.42	$15.07	$14.99	2.9%	31.5x	1.02x
2020	544,626	$10.44	$15.88	$9.89	5.6%	23.2x	0.66x
2021	740,950	$16.11	$17.13	$15.07	6.9%	54.1x	0.94x

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 12/31/2021.

Ongoing Strategic Initiatives

- Effectively deploy capital and lower cost of funds by cultivating organic growth
- Remain opportunistic in acquiring earning assets and/or branches
- Pause *de novo* expansion to focus on efficiencies and growing relationships
- Aggressively expand relationship opportunities; grow and continue diversifying deposit mix
- Continue to acquire business accounts; grow noninterest income and noninterest checking
- Grow one-to-four family portfolio, with emphasis on investor properties and jumbo mortgages
- Implement third-party conventional mortgage offerings
- Continue to focus on foreign national niche
- Expand market deposit acquisition through digital only branch
- Increase noninterest income through wealth management, treasury services and third-party mortgage referrals
- Strengthen internal and customer-facing use of digital services, use of DocuSign and online account opening
- Engage with federal and state regulators – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Recent Strategic Initiatives

Opportunity Zone Lending

Provided construction loan for Seattle's first Qualified Opportunity Zone project, Canton Lofts, an 80-unit LEED Silver development in the Pioneer Square neighborhood

King County purchased the project through its Health Through Housing Initiative to address chronic homelessness

Classic / Collectible Auto

Grow our classic and collectible auto loan portfolio to approximately $50 million in conjunction with Woodside Credit (Newport Beach, CA)

Small Business Lending *(Future)*

- Acquire SBA team and achieve SBA preferred lender status
- Grow and enhance organic C&I portfolio (lines of credit, term loans, equipment financing and business deposits)

Equity and Inclusion

Evaluate appropriate strategy to demonstrate results in this category

COVID-19 Response

The Bank is committed to assisting its customers and communities in response to the COVID-19 pandemic, including having provided certain short-term loan modifications and participating in the PPP as an SBA lender. The Bank continues to work with its loan customers and manage its portfolio through the ongoing uncertainty surrounding the impact, duration, and government response to the crisis.

Paycheck Protection Program

The SBA helped small businesses impacted by COVID-19 through the PPP, which was designed to provide near-term relief to help small businesses sustain operations. The SBA deadline for the final round of PPP loan applications was May 31, 2021. As of December 31, 2021, there were 67 PPP loans outstanding totaling $10.8 million, compared to 198 PPP loans outstanding totaling $22.4 million as of September 30, 2021, and 372 PPP loans totaling $41.3 million as of December 31, 2020. As of December 31, 2021, 39 PPP loans have an outstanding balance of $150,000 or less, totaling $2.0 million, or 18.3% of total PPP loans outstanding, including 24 loans representing $484,000 with an outstanding balance of $50,000 or less. As of December 31, 2021, 661 PPP loans totaling $66.6 million were approved for forgiveness and repaid under the PPP loan program.

Modifications

The primary method of relief was to allow borrowers to defer their loan payments for three to six months, while certain borrowers are allowed to pay interest only or were granted payment deferrals for periods longer than six months depending upon their specific circumstances. The CARES Act and regulatory guidelines suspend the determination of certain loan modifications related to the COVID-19 pandemic from being treated as TDRs. Subsequent legislation extended this accounting treatment through the earlier of 60 days after the national emergency termination date or January 1, 2022. As of December 31, 2021, there were no loans on active deferral, compared to $20.1 million, or 1.8% of total loans outstanding at September 30, 2021, and $45.2 million, or 4.0% of total loans outstanding at December 31, 2020. All loans that had previously been granted modifications have returned to regular scheduled payments.

Community Involvement

Top CRA Hour Recipients in 2021
Habitat for Humanity
Junior Achievement
Crisis Connections Hotline
Lake Stevens Community Food Bank
Hub N Spoke
Lifelong
Renton School District
Renton Downtown Partnership
Run to Win Outreach
Randall Morris Foundation for Youth and Families

The Bank achieved an "Outstanding" rating in 2021 on its Community Reinvestment Act performance


First Financial
Northwest Bank
432
First Financial
Northwest Bank

Thank You

APPENDIX: Non-GAAP Financial Measures

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measures that include tangible equity, tangible assets, tangible book value per share, and tangible equity ratio. The Company believes that these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this presentation that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following tables provide a reconciliation between the GAAP and non-GAAP measures:

	Quarter Ended				
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020
	(Dollars in thousands, except per share data)				
Tangible equity to tangible assets and tangible book value per share:					
Total stockholders' equity (GAAP)	$ 157,879	$ 161,456	$ 161,621	$ 158,443	$ 156,302
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	684	719	754	789	824
Tangible equity (Non-GAAP)	$ 156,306	$ 159,848	$ 159,978	$ 156,765	$ 154,589
Total assets (GAAP)	$ 1,426,329	$ 1,440,202	$ 1,430,703	$ 1,430,226	$ 1,387,669
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	684	719	754	789	824
Tangible assets (Non-GAAP)	$ 1,424,756	$ 1,438,594	$ 1,429,060	$ 1,428,548	$ 1,385,956
Common shares outstanding at period end	9,125,759	9,483,081	9,651,180	9,692,610	9,736,875
Equity-to-assets ratio (GAAP)	11.07%	11.21%	11.30%	11.08%	11.26%
Tangible equity ratio (Non-GAAP)	10.97	11.11	11.19	10.97	11.15
Book value per common share (GAAP)	$ 17.30	$ 17.03	$ 16.75	$ 16.35	$ 16.05
Tangible book value per share (Non-GAAP)	17.13	16.86	16.58	16.17	15.88

Non-GAAP Financial Measures

	Year Ended December 31,				
	2021	2020	2019	2018	2017
	(Dollars in thousands, except per share data)				
Tangible equity to tangible assets and tangible book value per share:					
Total stockholders' equity (GAAP)	$ 157,879	$ 156,302	$ 156,319	$ 153,738	$ 142,634
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	684	824	968	1,116	1,266
Tangible equity (Non-GAAP)	$ 156,306	$ 154,589	$ 154,462	$ 151,733	$ 140,479
Total assets (GAAP)	1,426,329	1,387,669	1,341,885	1,252,424	1,210,229
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	684	824	968	1,116	1,266
Tangible assets (Non-GAAP)	$ 1,424,756	$ 1,385,956	$ 1,340,028	$ 1,250,419	$ 1,208,074
Common shares outstanding at period end	9,125,759	9,736,875	10,252,953	10,710,656	10,748,437
Equity-to-assets ratio (GAAP)	11.07%	11.26%	11.65%	12.28%	11.79%
Tangible equity ratio (Non-GAAP)	10.97	11.15	11.53	12.13	11.63
Book value per common share (GAAP)	$ 17.30	$ 16.05	$ 15.25	$ 14.35	$ 13.27
Tangible book value per share (Non-GAAP)	17.13	15.88	15.07	14.17	13.07